UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2018

Date of Report (Date of earliest event reported)

OSPREY ENERGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38158	82-0820780
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, 10th Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

(215) 832-4161

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 3, 2018, Osprey Energy Acquisition Corp. (“Osprey” or the “Company”) filed with the U.S. Securities and Exchange Commission a definitive proxy statement (the “Proxy Statement”) for a special meeting of stockholders to be held on August 20, 2018 in connection with the Company’s proposed acquisition of the limited partnership interests of certain subsidiaries of Royal Resources L.P. (“Royal”). The Company is making the following supplemental disclosures (the “Supplemental Disclosures”) to the Proxy Statement. The Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined in the Supplemental Disclosures have the meanings set forth in the Proxy Statement.

The following sentence is added as the last sentence to the first paragraph on page 103 of the Proxy Statement:

Certain additional financial and valuation analyses reviewed by the Osprey board and management are discussed in the investor presentation filed as an exhibit to Osprey’s Current Report on Form 8-K filed on June 5, 2018.

The tables on pages 107 and 108 of the Proxy Statement are replaced in their entirety by the following:

	Fiscal Year Ending December 31,
	2018E	2019E
	($ in millions unless otherwise noted)
Net production
Oil + Cond (Mbbls)	1,284	1,599
Gas (Mmcf)	4,346	5,436
NGL (Mbbls)	311	279
Total Production (MBoe)	2,318	2,785
Realized pricing
Oil	$62.13	$62.22
Gas	$2.96	$3.02
NGL	$26.30	$26.19
Total Revenue	$101	$123
Total Expenses	$(14)	$(15)
EBITDA(1)	$87	$108
Free Cash Flow	$80	$99
First Call pricing(2) as of April 2, 2018:
WTI crude oil ($/bbl)	$60.08	$59.75
Natural gas ($/mcf)	$2.99	$2.95

(1)	Osprey defines EBITDA as net income (loss), determined in accordance with U.S. GAAP, for the period presented, before interest expense, income tax benefit (provision), and depreciation and amortization expense. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for net income (loss) prepared in accordance with GAAP.

(2)	First Call pricing refers to the average of financial research analysts publicly disclosed estimates for future commodity prices. Osprey and its advisors sourced First Call pricing from FactSet.

	Fiscal Year Ending December 31,
	2018E	2019E
	($ in millions unless otherwise noted)
Net production
Oil + Cond (Mbbls)	1,284	1,599
Gas (Mmcf)	4,346	5,436
NGL (Mbbls)	311	279
Total Production (MBoe)	2,318	2,785
Realized pricing
Oil	$67.95	$65.39
Gas	$2.89	$2.87
NGL	$28.61	$27.53
Total Revenue	$109	$128
Total Expenses	$(14)	$(15)
EBITDA(1)	$95	$113
Free Cash Flow	$86	$103
NYMEX Strip pricing as of June 1, 2018:
WTI crude oil ($/bbl)	$65.30	$62.80
Natural gas ($/mcf)	$2.92	$2.81

(1)	Osprey defines EBITDA as net income (loss), determined in accordance with U.S. GAAP, for the period presented, before interest expense, income tax benefit (provision), and depreciation and amortization expense. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for net income (loss) prepared in accordance with GAAP.

The following paragraph is inserted after the end of the last paragraph on page 137 of the Proxy Statement:

Atlas Energy Group, LLC (“Atlas Energy”), which Osprey officers and directors Edward Cohen, Jonathan Cohen and Daniel Herz are also directors and officers of, and its affiliates provide Osprey with advisory services in connection with potential business opportunities and prospective targets. For the three months ended March 31, 2018 and 2017, Osprey paid $17,395 and $0 in expenses in connection with such services. Osprey has not paid, and does not expect to pay, Atlas Energy for any advisory services in connection with the business combination.

* * *

Forward-Looking Statements

Certain statements contained in this Report constitute “forward-looking statements” for the purposes of federal securities laws. You should not place undue reliance on these forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Osprey’s or Royal’s control) or other assumptions that may cause actual events to be materially different from those expressed or implied by these forward-looking statements.

A description of certain risks and uncertainties and factors that could cause actual events to differ materially from past results and future plans and projected and estimated future results can be found in Osprey’s filings with the SEC, including the definitive proxy statement filed by Osprey with the SEC in connection with the proposed business combination and Osprey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Osprey’s filings with the SEC are available free of charge at www.sec.gov. None of Osprey, Royal or their respective affiliates or representatives assumes any obligation to update or correct any forward-looking statements or other information contained in this Report.

Additional Information

This Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed business combination with Royal, Osprey filed a definitive proxy statement with the SEC on August 3, 2018 and commenced mailing the definitive proxy statement on August 3, 2018. OSPREY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED BUSINESS COMBINATION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, as well as other filings containing information about Osprey, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Osprey and its directors and officers may be deemed participants in the solicitation of proxies of Osprey stockholders in connection with the proposed business combination. Osprey stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Osprey in the definitive proxy statement and other relevant materials filed by Osprey with the SEC in connection with the proposed business combination and in Osprey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSPREY ENERGY ACQUISITION CORP.

	By:	/s/ Jeffrey F. Brotman
		Name:	Jeffrey F. Brotman
Date: August 9, 2018		Title:	Chief Financial Officer, Chief Legal Officer and Secretary

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